Exhibit 99.1

3rd Quarter 2022 // Quarter Ended September 30, 2022

EARNINGS RELEASE AND SUPPLEMENTAL OPERATING & FINANCIAL DATA

centerspace

Lyra Apartments // Centennial, CO

Earnings Release

Centerspace Reports Third Quarter 2022 Financial Results and Updates Financial Outlook
MINNEAPOLIS, MN, October 31, 2022 – Centerspace (NYSE: CSR) announced today its financial and operating results for the three and nine months ended September 30, 2022. The tables below show Net Income (Loss), Funds from Operations (“FFO”)1, and Core FFO1, all on a per common share basis, for the three and nine months ended September 30, 2022; Same-Store Revenues, Expenses, and Net Operating Income (“NOI”)1 over comparable periods; and Same-Store Weighted-Average Occupancy for each of the three months ended September 30, 2022, June 30, 2022, and September 30, 2021.

	Three Months Ended September 30,		Nine Months Ended September 30,
Per Common Share	2022	2021	2022	2021
Net income (loss) - diluted	$(0.14)	$(0.79)	$(1.11)	$0.12
FFO - diluted	$1.13	$0.60	$3.16	$2.44
Core FFO - diluted	$1.15	$0.98	$3.25	$2.91

	Year-Over-Year Comparison	Sequential Comparison	YTD Comparison
Same-Store Results	Q3 2022 vs. Q3 2021	Q3 2022 vs. Q2 2022	2022 vs. 2021
Revenues	11.1%	2.8%	10.4%
Expenses	10.6%	3.5%	10.7%
NOI	11.4%	2.4%	10.3%

	Three months ended
Same-Store Results	September 30, 2022	June 30, 2022	September 30, 2021
Weighted Average Occupancy	94.5%	94.8%	94.3%
(1)NOI, FFO, Core FFO, and same-store results are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to “Non-GAAP Financial Measures and Reconciliations” below.
Highlights
•Net Loss was $0.14 per diluted share for the third quarter of 2022, compared to Net loss of $0.79 per diluted share for the same period of 2021;
•Core FFO per diluted share increased 17.3% to $1.15 for the three months ended September 30, 2022, compared to $0.98 for the three months ended September 30, 2021;
•Same-store revenues increased by 11.1% for the third quarter of 2022 compared to the third quarter of 2021, driving an 11.4% increase in NOI compared to the same period of the prior year; and
•Revised 2022 financial outlook, our guidance range for net loss per share is $0.50 to $0.41 per diluted share. Our same-store NOI guidance for 2022 is 9.75% to 10.75%. Although we increased the mid-point of our revenue guidance for the same-store portfolio, persistent cost pressures were higher than we previously anticipated. We also experienced a higher than usual volume of noncontrollable unreimbursable losses across the portfolio, prompting us to increase our expense growth projections for both the same-store and non-same-store properties, thereby lowering our total NOI projections. As a result, our Core FFO guidance range is now $4.42 to $4.50 per diluted share. In addition to the impact of NOI, the acquisition of Lyra Apartments at the end of the third quarter of 2022 is expected to result in a reduction of $0.02 per share in the fourth quarter of 2022 relative to prior projections. Despite the near term dilution, we believe the acquisition of Lyra Apartments improves our overall portfolio and earnings quality, as well as continues our growth in Denver. For additional information, see S-17 of the Supplemental Financial and Operating Data for the quarter ended September 30, 2022 included at the end of this release.
Acquisitions
On September 30, 2022, we acquired Lyra Apartments, a 215 home apartment community located in Centennial, Colorado for $95.0 million.

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Subsequent Events
Through October 31, 2022, Centerspace repurchased 426,773 common shares for total consideration of $28.7 million and an average of $67.25 per share.
Balance Sheet
At the end of the third quarter, Centerspace had $99.5 million of total liquidity on its balance sheet, consisting of $84.5 million available under the lines of credit and cash and cash equivalents of $15.0 million.
Revised 2022 Financial Outlook
Centerspace revised its 2022 financial outlook. For additional information, see S-17 of the Supplemental Financial and Operating Data for the quarter ended September 30, 2022 included at the end of this release. These ranges should be considered in their entirety. The table below reflects the revised outlook.

	Previous Outlook for 2022		Updated Outlook for 2022
	Low	High	Low	High
Net income (loss) per Share – diluted	$(0.31)	$(0.14)	$(0.50)	$(0.41)
Same-Store Revenue	9.00%	10.50%	9.75%	10.25%
Same-Store Expenses	7.50%	8.50%	9.50%	10.00%
Same-Store NOI	10.00%	12.00%	9.75%	10.75%
FFO per Share – diluted	$4.32	$4.49	$4.30	$4.39
Core FFO per Share – diluted	$4.45	$4.61	$4.42	$4.50
Upcoming Events
Centerspace is scheduled to participate in the upcoming National Association of Real Estate Investment Trusts (“Nareit”) REITWorld 2022 Annual Conference which will be held in San Francisco, California November 15-16.
Centerspace is scheduled to participate in Jefferies 2022 Real Estate Conference which will be held in Miami, Florida December 14-15.
Earnings Call

Live webcast and replay: https://ir.centerspacehomes.com

Live Conference Call		Conference Call Replay
Tuesday, November 1, 2022, at 10:00 AM ET		Replay available until November 15, 2022
USA Toll Free Number	1-844-200-6205	USA Toll Free Number	1-866-813-9403
International Toll Free Number	1-929-526-1599	International Toll Free Number	44-204-525-0658
Canada Toll Free Number	1-833-950-0062	Canada Toll Free Number	1-226-828-7578
Conference Number	305489	Conference Number	825680
Supplemental Information
Supplemental Operating and Financial Data for the quarter ended September 30, 2022 included herein (“Supplemental Information”), is available in the Investors section on Centerspace’s website at www.centerspacehomes.com or by calling Investor Relations at 701-837-7104. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Financial and Operating Data, which accompanies this earnings release.
About Centerspace
Centerspace is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of September 30, 2022, Centerspace owned interests in 84 apartment communities consisting of 15,064 apartment homes located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and South Dakota. Centerspace was named a Top Workplace for 2021 by the Minneapolis Star Tribune. For more information, please visit www.centerspacehomes.com.
Forward-Looking Statements
Certain statements in this press release and the accompanying Supplemental Operating and Financial Data are based on the company's current expectations and assumptions, and are “forward-looking statements” within the meaning of Section 27A of

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the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. Such risks, uncertainties, and other factors that might cause such differences include, but are not limited to those risks and uncertainties detailed from time to time in Centerspace's filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in its Annual Report on Form 10-K for the year ended December 31, 2021, in its subsequent quarterly reports on Form 10-Q, and in other public reports. The company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.
Contact Information
Investor Relations
Joe McComish
Phone: 701-837-7104
IR@centerspacehomes.com
Marketing & Media
Kelly Weber
Phone: 701-837-7104
kweber@centerspacehomes.com

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Supplemental Financial and Operating Data
Table of Contents
September 30, 2022

Common Share Data (NYSE: CSR)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2022	2022	2022	2021	2021
High closing price	$89.71	$103.17	$108.27	$111.26	$105.42
Low closing price	$65.85	$76.65	$89.01	$96.58	$78.42
Average closing price	$79.40	$87.61	$97.15	$103.29	$94.10
Closing price at end of quarter	$67.32	$81.55	$98.12	$110.90	$94.50
Common share distributions – annualized	$2.92	$2.92	$2.92	$2.88	$2.88
Closing dividend yield – annualized	4.3%	3.6%	3.0%	2.6%	3.1%
Closing common shares outstanding (thousands)	15,376	15,373	15,365	15,016	14,281
Closing limited partnership units outstanding (thousands)	980	995	997	832	845
Closing Series E preferred units outstanding, as converted (thousands)	2,186	2,186	2,186	2,186	2,186
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$1,248,247	$1,513,079	$1,819,930	$1,999,971	$1,635,984

S-1

CENTERSPACE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands)

	Three Months Ended					Nine Months Ended
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
REVENUE	$65,438	$63,116	$60,314	$57,988	$50,413	$188,868	$143,717
EXPENSES
Property operating expenses, excluding real estate taxes	20,290	19,011	19,014	16,852	14,434	58,315	40,901
Real estate taxes	7,039	7,205	6,859	6,654	5,916	21,103	17,450
Property management expense	2,563	2,721	2,253	2,697	2,203	7,537	6,055
Casualty (gain) loss	276	382	598	280	(10)	1,256	64
Depreciation and amortization	23,720	24,768	31,001	30,418	22,447	79,489	61,747
General and administrative expenses	4,519	5,221	4,500	4,231	4,279	14,240	11,982
TOTAL EXPENSES	$58,407	$59,308	$64,225	$61,132	$49,269	$181,940	$138,199
Gain (loss) on sale of real estate and other investments	—	27	—	678	—	27	26,840
Operating income (loss)	7,031	3,835	(3,911)	(2,466)	1,144	6,955	32,358
Interest expense	(7,871)	(7,561)	(7,715)	(7,456)	(7,302)	(23,147)	(21,622)
Interest and other income (loss)	70	(17)	1,063	1,117	(5,082)	1,116	(4,032)
Net income (loss)	$(770)	$(3,743)	$(10,563)	$(8,805)	$(11,240)	$(15,076)	$6,704
Dividends to Series D preferred unitholders	(160)	(160)	(160)	(160)	(160)	(480)	(480)
Net (income) loss attributable to noncontrolling interest – Operating Partnership and Series E preferred units	439	950	2,157	1,793	1,930	3,546	1,013
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	(32)	(38)	(23)	(36)	(22)	(93)	(58)
Net income (loss) attributable to controlling interests	(523)	(2,991)	(8,589)	(7,208)	(9,492)	(12,103)	7,179
Dividends to preferred shareholders	(1,607)	(1,607)	(1,607)	(1,607)	(1,607)	(4,821)	(4,821)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(2,130)	$(4,598)	$(10,196)	$(8,815)	$(11,099)	$(16,924)	$2,358

Per Share Data - Basic
Net income (loss) per common share – basic	$(0.14)	$(0.30)	$(0.68)	$(0.61)	$(0.79)	$(1.11)	$0.17

Per Share Data - Diluted
Net income (loss) per common share – diluted	$(0.14)	$(0.30)	$(0.68)	$(0.61)	$(0.79)	$(1.11)	$0.12

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CENTERSPACE
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
ASSETS
Real estate investments
Property owned	$2,513,470	$2,401,427	$2,390,952	$2,271,170	$2,203,606
Less accumulated depreciation	(511,000)	(487,834)	(465,752)	(443,592)	(426,926)
	2,002,470	1,913,593	1,925,200	1,827,578	1,776,680
Mortgage loans receivable	—	—	—	43,276	42,160
Total real estate investments	2,002,470	1,913,593	1,925,200	1,870,854	1,818,840
Cash and cash equivalents	14,957	13,156	13,313	31,267	20,816
Restricted cash	1,417	1,914	2,409	7,358	2,376
Other assets	19,742	18,950	24,651	30,582	34,919
TOTAL ASSETS	$2,038,586	$1,947,613	$1,965,573	$1,940,061	$1,876,951

LIABILITIES, MEZZANINE EQUITY, AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$58,322	$48,077	$50,360	$62,403	$58,092
Revolving lines of credit	171,500	73,000	46,000	76,000	57,000
Notes payable, net of loan costs	299,388	299,374	299,359	299,344	299,454
Mortgages payable, net of loan costs	496,530	497,917	521,536	480,703	489,140
TOTAL LIABILITIES	$1,025,740	$918,368	$917,255	$918,450	$903,686

SERIES D PREFERRED UNITS	$16,560	$18,627	$22,412	$25,331	$21,585
EQUITY
Series C Preferred Shares of Beneficial Interest	93,530	93,530	93,530	93,530	93,530
Common Shares of Beneficial Interest	1,209,732	1,207,849	1,203,685	1,157,255	1,092,130
Accumulated distributions in excess of net income	(524,905)	(511,552)	(495,732)	(474,318)	(454,691)
Accumulated other comprehensive income (loss)	(2,158)	(2,362)	(2,550)	(4,435)	(5,784)
Total shareholders’ equity	$776,199	$787,465	$798,933	$772,032	$725,185
Noncontrolling interests – Operating Partnership and Series E preferred units	219,466	222,528	226,302	223,600	225,850
Noncontrolling interests – consolidated real estate entities	621	625	671	648	645
TOTAL EQUITY	$996,286	$1,010,618	$1,025,906	$996,280	$951,680
TOTAL LIABILITIES, MEZZANINE EQUITY, AND EQUITY	$2,038,586	$1,947,613	$1,965,573	$1,940,061	$1,876,951

S-3

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (unaudited)
This release contains certain non-GAAP financial measures. The non-GAAP financial measures should not be considered a substitute for operating results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The definitions and calculations of these non-GAAP financial measures, as calculated by us, may not be comparable to non-GAAP financial measures reported by other REITs that do not define each of the non-GAAP financial measures exactly as Centerspace does.
The company provides certain information on a same-store and non-same-store basis. Same-store apartment communities are owned or in service for substantially all of the periods being compared, and, in the case of newly-constructed properties, have achieved a target level of physical occupancy of 90%. On the first day of each calendar year, Centerspace determines the composition of its same-store pool for that year as well as adjusts the previous year, which allows us to evaluate full period-over-period operating comparisons for existing apartment communities and their contribution to net income. The company believes that measuring performance on a same-store basis is useful to investors because it enables evaluation of how a fixed pool of its communities are performing year-over-year. Centerspace uses this measure to assess whether or not the company has been successful in increasing NOI, renewing the leases on existing residents, controlling operating costs, and making prudent capital improvements.
Reconciliation of Operating Income (Loss) to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by depreciation, amortization, financing, property management overhead, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.

	(in thousands, except percentages)
	Three Months Ended			Sequential		Year-Over-Year
	9/30/2022	6/30/2022	9/30/2021	$ Change	% Change	$ Change	% Change
Operating income (loss)	$7,031	$3,835	$1,144	$3,196	83.3%	$5,887	514.6%
Adjustments:
Property management expenses	2,563	2,721	2,203	(158)	(5.8)%	360	16.3%
Casualty (gain) loss	276	382	(10)	(106)	(27.7)%	286	*
Depreciation and amortization	23,720	24,768	22,447	(1,048)	(4.2)%	1,273	5.7%
General and administrative expenses	4,519	5,221	4,279	(702)	(13.4)%	240	5.6%
(Gain) loss on sale of real estate and other investments	—	(27)	—	27	(100.0)%	—	—
Net operating income	$38,109	$36,900	$30,063	$1,209	3.3%	$8,046	26.8%

Revenue
Same-store	$50,253	$48,867	$45,252	$1,386	2.8%	$5,001	11.1%
Non-same-store	14,151	13,334	3,836	817	6.1%	10,315	268.9%
Other properties	1,034	915	848	119	13.0%	186	21.9%
Dispositions	—	—	477	—	—	(477)	(100.0)%
Total	65,438	63,116	50,413	2,322	3.7%	15,025	29.8%
Property operating expenses, including real estate taxes
Same-store	20,389	19,700	18,434	689	3.5%	1,955	10.6%
Non-same-store	6,620	6,286	1,632	334	5.3%	4,988	305.6%
Other properties	317	230	287	87	37.8%	30	10.5%
Dispositions	3	—	(3)	3	N/A	6	*
Total	27,329	26,216	20,350	1,113	4.2%	6,979	34.3%
Net operating income
Same-store	29,864	29,167	26,818	697	2.4%	3,046	11.4%
Non-same-store	7,531	7,048	2,204	483	6.9%	5,327	241.7%
Other properties	717	685	561	32	4.7%	156	27.8%
Dispositions	(3)	—	480	(3)	—	(483)	(100.6)%
Total	$38,109	$36,900	$30,063	$1,209	3.3%	$8,046	26.8%
* Not a meaningful percentage

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	(in thousands, except percentages)
	Nine Months Ended September 30,
	2022	2021	$ Change	% Change
Operating income (loss)	$6,955	$32,358	$(25,403)	(78.5)%
Adjustments:
Property management expenses	7,537	6,055	1,482	24.5%
Casualty (gain) loss	1,256	64	1,192	*
Depreciation and amortization	79,489	61,747	17,742	28.7%
General and administrative expenses	14,240	11,982	2,258	18.8%
(Gain) loss on sale of real estate and other investments	(27)	(26,840)	26,813	(99.9)%
Net operating income	$109,450	$85,366	$24,084	28.2%

Revenue
Same-store	$146,010	$132,208	$13,802	10.4%
Non-same-store	39,992	6,079	33,913	557.9%
Other properties	2,866	2,180	686	31.5%
Dispositions	—	3,250	(3,250)	(100.0)%
Total	188,868	143,717	45,151	31.4%

Property operating expenses, including real estate taxes
Same-store	59,305	53,574	5,731	10.7%
Non-same-store	19,234	2,333	16,901	724.4%
Other properties	876	808	68	8.4%
Dispositions	3	1,636	(1,633)	(99.8)%
Total	79,418	58,351	21,067	36.1%

Net operating income
Same-store	86,705	78,634	8,071	10.3%
Non-same-store	20,758	3,746	17,012	454.1%
Other properties	1,990	1,372	618	45.0%
Dispositions	(3)	1,614	(1,617)	(100.2)%
Total	$109,450	$85,366	$24,084	28.2%
* Not a meaningful percentage

S-5

Reconciliation of Same-Store Controllable Expenses to Total Property Operating Expenses, Including Real Estate Taxes
Same-store controllable expenses exclude real estate taxes and insurance, in order to provide a measure of expenses that are within management's control, and is used for the purposes of budgeting, business planning, and performance evaluation. This is a non-GAAP financial measure and should not be considered an alternative to total expenses or total property operating expenses.

	(in thousands, except percentages)
	Three Months Ended September 30,				Nine Months Ended September 30,
	2022	2021	$ Change	% Change	2022	2021	$ Change	% Change
Controllable expenses
On-site compensation(1)	$4,985	$4,820	$165	3.4%	$14,963	$14,021	$942	6.7%
Repairs and maintenance	3,887	2,692	1,195	44.4%	9,514	7,421	2,093	28.2%
Utilities	3,408	3,135	273	8.7%	10,443	8,813	1,630	18.5%
Administrative and marketing	1,174	1,052	122	11.6%	3,280	2,908	372	12.8%
Total	$13,454	$11,699	$1,755	15.0%	$38,200	$33,163	$5,037	15.2%

Non-controllable expenses
Real estate taxes	$5,310	$5,301	$9	0.2%	$16,073	$16,042	$31	0.2%
Insurance	1,625	1,434	191	13.3%	5,032	4,369	663	15.2%
Total	$6,935	$6,735	$200	3.0%	$21,105	$20,411	$694	3.4%

Property operating expenses, including real estate taxes - non-same-store	$6,620	$1,632	$4,988	305.6%	$19,234	$2,333	$16,901	724.4%
Property operating expenses, including real estate taxes - other properties	317	287	30	10.5%	876	808	68	8.4%
Property operating expenses, including real estate taxes - dispositions	3	(3)	6	(200.0)%	3	1,636	(1,633)	(99.8)%
Total property operating expenses, including real estate taxes	$27,329	$20,350	$6,979	34.3%	$79,418	$58,351	$21,067	36.1%

(1)On-site compensation for administration, leasing, and maintenance personnel.
Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations
Centerspace believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation.
Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding:
•depreciation and amortization related to real estate;
•gains and losses from the sale of certain real estate assets; and
•impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.
The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the company's investments, and assists management and investors in comparing those operating results between periods.
Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business.
While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO

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presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders.
Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income, or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

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	(in thousands, except per share amounts)
	Three Months Ended					Nine Months Ended
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Funds From Operations
Net income (loss) available to common shareholders	$(2,130)	$(4,598)	$(10,196)	$(8,815)	$(11,099)	$(16,924)	$2,358
Adjustments:
Noncontrolling interests – Operating Partnership and Series E preferred units	(439)	(950)	(2,157)	(1,793)	(1,930)	(3,546)	(1,013)
Depreciation and amortization	23,720	24,768	31,001	30,418	22,447	79,489	61,747
Less depreciation – non real estate	(94)	(101)	(101)	(101)	(80)	(296)	(265)
Less depreciation – partially owned entities	(18)	(7)	(21)	(21)	(24)	(46)	(72)
(Gain) loss on sale of real estate and other investments	—	(27)	—	(678)	—	(27)	(26,840)
FFO applicable to common shares and Units	$21,039	$19,085	$18,526	$19,010	$9,314	$58,650	$35,915

Adjustments to Core FFO:
Non-cash casualty (gain) loss	46	163	25	—	—	234	—
Loss on extinguishment of debt	—	5	—	2	530	5	533
Technology implementation costs(1)	234	447	103	535	625	784	1,485
Commercial lease termination proceeds	—	—	—	—	(450)	—	(450)
Acquisition related costs	—	—	—	90	140	—	140
Interest rate swap termination, amortization, and mark-to-market	204	205	(613)	(411)	5,353	(204)	5,353
Amortization of assumed debt	(116)	(116)	(115)	(26)	(27)	(347)	(27)
Pursuit costs	38	1,127	—	—	—	1,165	—
Other miscellaneous items	17	100	(4)	(61)	(3)	113	(3)
Core FFO applicable to common shares and Units	$21,462	$21,016	$17,922	$19,139	$15,482	$60,400	$42,946

Funds from operations applicable to common shares and Units	$21,039	$19,085	$18,526	$19,010	$9,314	$58,650	$35,915
Dividends to preferred unitholders	160	160	160	160	160	480	480
Funds from operations applicable to common shares and Units - diluted	$21,199	$19,245	$18,686	$19,170	$9,474	$59,130	$36,395

Core funds from operations applicable to common shares and Units	$21,462	$21,016	$17,922	$19,139	$15,482	$60,400	$42,946
Dividends to preferred unitholders	160	160	160	160	160	480	480
Core funds from operations applicable to common shares and Units - diluted	$21,622	$21,176	$18,082	$19,299	$15,642	$60,880	$43,426

Per Share Data
Net income (loss) per share and Unit - diluted	$(0.14)	$(0.30)	$(0.68)	$(0.61)	$(0.81)	$(1.11)	$0.12
FFO per share and Unit - diluted	$1.13	$1.02	$1.01	$1.07	$0.60	$3.16	$2.44
Core FFO per share and Unit - diluted	$1.15	$1.12	$0.98	$1.08	$0.98	$3.25	$2.91

Weighted average shares - basic	15,373	15,369	15,097	14,541	14,065	15,280	13,501
Effect of redeemable operating partnership units	984	995	965	838	865	980	917
Effect of Series D preferred units	228	228	228	228	228	228	228
Effect of Series E preferred units	2,186	2,186	2,186	2,186	705	2,186	239
Effect of dilutive restricted stock units and stock options	30	48	66	75	59	48	32
Weighted average shares and Units - diluted	18,801	18,826	18,542	17,868	15,922	18,722	14,917

(1)Costs are related to a two-year implementation.

S-8

Reconciliation of Net Income (Loss) Available to Controlling Interests to Adjusted EBITDA
Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain/loss from involuntary conversion; and other non-routine items or items not considered core to business operations. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.

	(in thousands)
	Three Months Ended					Nine Months Ended
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Adjusted EBITDA
Net income (loss) available to controlling interests	$(523)	$(2,991)	$(8,589)	$(7,208)	$(9,492)	$(12,103)	$7,179
Adjustments:
Dividends to Series D preferred unitholders	160	160	160	160	160	480	480
Noncontrolling interests – Operating Partnership and Series E preferred units	(439)	(950)	(2,157)	(1,793)	(1,930)	(3,546)	(1,013)
Income (loss) before noncontrolling interests – Operating Partnership and Series E preferred units	$(802)	$(3,781)	$(10,586)	$(8,841)	$(11,262)	$(15,169)	$6,646
Adjustments:
Interest expense	7,856	7,547	7,700	7,440	7,287	23,103	21,578
Loss on extinguishment of debt	—	5	—	2	530	5	533
Depreciation and amortization related to real estate investments	23,699	24,759	30,980	30,397	22,423	79,438	61,676
Non-cash casualty (gain) loss	46	163	25	—	—	234	—
Interest income	(82)	(74)	(464)	(644)	(769)	(620)	(1,759)
(Gain) loss on sale of real estate and other investments	—	(27)	—	(678)	—	(27)	(26,840)
Technology implementation costs	234	447	103	534	625	784	1,486
Commercial lease termination proceeds	—	—	—	—	(450)	—	(450)
Acquisition related costs	—	—	—	90	140	—	140
Interest rate swap termination and mark-to-market	—	18	(582)	(359)	5,361	(564)	5,361
Pursuit costs	38	1,127	—	—	—	1,165	—
Other miscellaneous items	17	100	(4)	(61)	(3)	113	(3)
Adjusted EBITDA	$31,006	$30,284	$27,172	$27,880	$23,882	$88,462	$68,368

S-9

CENTERSPACE
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt
	Secured Fixed Debt	Unsecured Fixed Debt	Unsecured Variable Debt	Total Debt	% of Total Debt	Weighted Average Interest Rate(1)
2022 (remainder)	$—	$—	$—	$—	—	—
2023	41,722	—	—	41,722	4.3%	4.02%
2024	—	—	—	—	—	—
2025	31,490	—	171,500	202,990	20.9%	4.06%
2026	52,395	—	—	52,395	5.4%	3.73%
Thereafter	374,199	300,000	—	674,199	69.4%	3.21%
Total debt	$499,806	$300,000	$171,500	$971,306	100.0%	3.45%

(1)Weighted average interest rate of debt that matures during the year.

	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Debt Balances Outstanding
Secured fixed rate - other mortgages	$300,956	$302,360	$326,113	$284,934	$293,547
Secured fixed rate - Fannie Mae credit facility	198,850	198,850	198,850	198,850	198,850
Unsecured fixed rate line of credit(1)	—	—	—	75,000	57,000
Unsecured variable rate line of credit	171,500	73,000	46,000	1,000	—
Unsecured senior notes	300,000	300,000	300,000	300,000	300,000
Debt total	$971,306	$874,210	$870,963	$859,784	$849,397

Other mortgages rate	3.85%	3.85%	3.85%	3.81%	3.83%
Fannie Mae Credit Facility rate	2.78%	2.78%	2.78%	2.78%	2.78%
Lines of credit rate (rate with swap)(1)	4.13%	3.04%	2.56%	4.22%	2.79%
Senior notes rate	3.12%	3.12%	3.12%	3.12%	3.12%
Total debt	3.45%	3.27%	3.29%	3.26%	3.23%

(1)The current rate on our line of credit is LIBOR plus 150 basis points. The LIBOR exposure on the line of credit was hedged using an interest rate swap with a notional of $75.0 million and a fixed rate of 2.81% which was terminated in February 2022.

S-10

CENTERSPACE
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Equity Capitalization
Common shares outstanding	15,376	15,373	15,365	15,016	14,281
Operating partnership units outstanding	980	995	997	832	845
Series E preferred units (as converted)	2,186	2,186	2,186	2,186	2,186
Total common shares and units outstanding	18,542	18,554	18,548	18,034	17,312
Market price per common share (closing price at end of period)	$67.32	$81.55	$98.12	$110.90	$94.50
Equity capitalization-common shares and units	$1,248,247	$1,513,079	$1,819,930	$1,999,971	$1,635,984
Recorded book value of preferred shares	$93,530	$93,530	$93,530	$93,530	$93,530
Total equity capitalization	$1,341,777	$1,606,609	$1,913,460	$2,093,501	$1,729,514

Series D Preferred Units	$16,560	$18,627	$22,412	$25,331	$21,585

Debt Capitalization
Total debt	$971,306	$874,210	$870,963	$859,784	$849,397
Total capitalization	$2,329,643	$2,499,446	$2,806,835	$2,978,616	$2,600,496

Total debt to total capitalization(1)	41.7%	35.0%	31.0%	28.9%	32.7%

(1)Total debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet, market value of common shares, operating partnership units, and the as converted Series E preferred units, and book value of Series C preferred shares and Series D preferred units outstanding at the end of the period.

	Three Months Ended										Nine Months Ended
	9/30/2022		6/30/2022		3/31/2022		12/31/2021		9/30/2021		9/30/2022		9/30/2021
Debt service coverage ratio(1)	3.35	x	3.39	x	2.93	x	3.17	x	2.75	x	3.22	x	2.63	x
Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.81	x	2.83	x	2.50	x	2.68	x	2.32	x	2.70	x	2.22	x
Net debt/Adjusted EBITDA(2)	7.71	x	7.11	x	7.89	x	7.43	x	8.67	x	8.11	x	9.09	x
Net debt and preferred equity/Adjusted EBITDA(2)	8.60	x	8.03	x	8.96	x	8.50	x	9.88	x	9.04	x	10.35	x

Distribution Data
Common shares and Units outstanding at record date	16,354		16,367		16,363		15,848		15,126		16,354		15,126
Total common distribution declared	$11,939		$11,948		$11,944		$11,411		$10,890		$35,831		$31,257
Common distribution per share and Unit	$0.73		$0.73		$0.73		$0.72		$0.72		$2.19		$2.12
Payout ratio (Core FFO per diluted share and unit basis)(3)	63.5%		65.2%		74.5%		66.7%		73.5%		67.4%		72.9%

(1)Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Non-GAAP Financial Measures and Reconciliations section.
(2)Net debt is the total outstanding debt balance less cash and cash equivalents and net tax deferred exchange proceeds (included within restricted cash). Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Non-GAAP Financial Measures and Reconciliations section.
(3)Payout ratio (Core FFO per diluted share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per diluted share and unit. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Core FFO definition included within the Non-GAAP Financial Measures and Reconciliations section.

S-11

CENTERSPACE
SAME-STORE THIRD QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		Q3 2022	Q3 2021	% Change	Q3 2022	Q3 2021	% Change	Q3 2022	Q3 2021	% Change
Denver, CO	1,457	$8,922	$8,012	11.4%	$3,121	$2,764	12.9%	$5,801	$5,248	10.5%
Minneapolis, MN	2,538	13,057	12,132	7.6%	5,768	4,991	15.6%	7,289	7,141	2.1%
North Dakota	2,422	8,784	8,183	7.3%	3,457	3,378	2.3%	5,327	4,805	10.9%
Omaha, NE	1,370	4,703	4,166	12.9%	2,084	1,933	7.8%	2,619	2,233	17.3%
Rochester, MN	1,129	5,451	4,874	11.8%	2,039	1,924	6.0%	3,412	2,950	15.7%
St. Cloud, MN	1,192	4,370	3,683	18.7%	2,154	1,750	23.1%	2,216	1,933	14.6%
Other Mountain West	1,222	4,966	4,202	18.2%	1,766	1,694	4.3%	3,200	2,508	27.6%
Same-Store Total	11,330	$50,253	$45,252	11.1%	$20,389	$18,434	10.6%	$29,864	$26,818	11.4%

	% of NOI Contribution	Weighted Average Occupancy (1)			Average Monthly Rental Rate (2)			Average Monthly Revenue per Occupied Home (3)
Regions		Q3 2022	Q3 2021	Growth	Q3 2022	Q3 2021	% Change	Q3 2022	Q3 2021	% Change
Denver, CO	19.5%	96.4%	94.6%	1.8%	$1,902	$1,746	8.9%	$2,118	$1,937	9.3%
Minneapolis, MN	24.4%	94.2%	94.6%	(0.4)%	1,623	1,564	3.8%	1,821	1,684	8.1%
North Dakota	17.8%	96.2%	94.2%	2.0%	1,148	1,107	3.7%	1,257	1,195	5.2%
Omaha, NE	8.8%	94.7%	94.6%	0.1%	1,083	962	12.6%	1,208	1,072	12.7%
Rochester, MN	11.4%	93.5%	93.2%	0.3%	1,619	1,453	11.4%	1,721	1,545	11.4%
St. Cloud, MN	7.4%	88.1%	91.5%	(3.4)%	1,206	1,063	13.5%	1,387	1,125	23.3%
Other Mountain West	10.7%	95.7%	96.6%	(0.9)%	1,279	1,081	18.3%	1,415	1,186	19.3%
Same-Store Total	100.0%	94.5%	94.3%	0.2%	$1,411	$1,301	8.5%	$1,565	$1,412	10.8%

(1)Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rent. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
(2)Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
(3)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.

S-12

CENTERSPACE
SAME-STORE SEQUENTIAL QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		Q3 2022	Q2 2022	% Change	Q3 2022	Q2 2022	% Change	Q3 2022	Q2 2022	% Change
Denver, CO	1,457	$8,922	$8,667	2.9%	$3,121	$2,816	10.8%	$5,801	$5,851	(0.9)%
Minneapolis, MN	2,538	13,057	12,911	1.1%	5,768	5,480	5.3%	7,289	7,431	(1.9)%
North Dakota	2,422	8,784	8,482	3.6%	3,457	3,523	(1.9)%	5,327	4,959	7.4%
Omaha, NE	1,370	4,703	4,501	4.5%	2,084	1,931	7.9%	2,619	2,570	1.9%
Rochester, MN	1,129	5,451	5,235	4.1%	2,039	2,138	(4.6)%	3,412	3,097	10.2%
St. Cloud, MN	1,192	4,370	4,353	0.4%	2,154	1,992	8.1%	2,216	2,361	(6.1)%
Other Mountain West	1,222	4,966	4,718	5.3%	1,766	1,820	(3.0)%	3,200	2,898	10.4%
Same-Store Total	11,330	$50,253	$48,867	2.8%	$20,389	$19,700	3.5%	$29,864	$29,167	2.4%

	% of NOI Contribution	Weighted Average Occupancy			Average Monthly Rental Rate			Average Monthly Revenue per Occupied Home
Regions		Q3 2022	Q2 2022	Growth	Q3 2022	Q2 2022	% Change	Q3 2022	Q2 2022	% Change
Denver, CO	19.5%	96.4%	94.0%	2.4%	$1,902	$1,856	2.5%	$2,118	$2,109	0.4%
Minneapolis, MN	24.4%	94.2%	94.2%	—	1,623	1,600	1.4%	1,821	1,799	1.2%
North Dakota	17.8%	96.2%	95.6%	0.6%	1,148	1,118	2.7%	1,257	1,221	2.9%
Omaha, NE	8.8%	94.7%	97.1%	(2.4)%	1,083	1,028	5.4%	1,208	1,128	7.1%
Rochester, MN	11.4%	93.5%	95.2%	(1.7)%	1,619	1,536	5.4%	1,721	1,624	6.0%
St. Cloud, MN	7.4%	88.1%	91.5%	(3.4)%	1,206	1,150	4.9%	1,387	1,330	4.3%
Other Mountain West	10.7%	95.7%	96.5%	(0.8)%	1,279	1,207	6.0%	1,415	1,333	6.2%
Same-Store Total	100.0%	94.5%	94.8%	(0.3)%	$1,411	$1,365	3.4%	$1,565	$1,517	3.2%

S-13

CENTERSPACE
SAME-STORE YEAR-TO-DATE COMPARISONS
For the Nine Months Ended
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		2022	2021	% Change	2022	2021	% Change	2022	2021	% Change
Denver, CO	1,457	$26,047	$23,549	10.6%	$8,404	$7,838	7.2%	$17,643	$15,711	12.3%
Minneapolis, MN	2,538	38,359	34,928	9.8%	16,647	14,935	11.5%	21,712	19,993	8.6%
North Dakota	2,422	25,423	24,209	5.0%	10,633	9,848	8.0%	14,790	14,361	3.0%
Omaha, NE	1,370	13,567	12,229	10.9%	5,913	5,580	6.0%	7,654	6,649	15.1%
Rochester, MN	1,129	15,689	14,227	10.3%	6,274	5,847	7.3%	9,415	8,380	12.4%
St. Cloud, MN	1,192	12,888	10,972	17.5%	6,230	4,967	25.4%	6,658	6,005	10.9%
Other Mountain West	1,222	14,037	12,094	16.1%	5,204	4,559	14.1%	8,833	7,535	17.2%
Same-Store Total	11,330	$146,010	$132,208	10.4%	$59,305	$53,574	10.7%	$86,705	$78,634	10.3%

	% of NOI Contribution	Weighted Average Occupancy			Average Monthly Rental Rate			Average Monthly Revenue per Occupied Home
Regions		2022	2021	Growth	2022	2021	% Change	2022	2021	% Change
Denver, CO	20.3%	94.9%	94.2%	0.7%	$1,859	$1,707	8.9%	$2,092	$1,906	9.8%
Minneapolis, MN	25.0%	93.9%	93.9%	—	1,602	1,528	4.8%	1,788	1,628	9.8%
North Dakota	17.1%	95.5%	95.4%	0.1%	1,123	1,082	3.8%	1,221	1,164	4.9%
Omaha, NE	8.8%	95.6%	95.0%	0.6%	1,037	934	11.0%	1,151	1,044	10.2%
Rochester, MN	10.9%	93.9%	94.4%	(0.5)%	1,554	1,404	10.7%	1,645	1,484	10.8%
St. Cloud, MN	7.7%	90.8%	92.9%	(2.1)%	1,159	1,013	14.4%	1,323	1,101	20.2%
Other Mountain West	10.2%	95.4%	97.5%	(2.1)%	1,213	1,027	18.1%	1,337	1,128	18.5%
Same-Store Total	100.0%	94.4%	94.6%	(0.2)%	$1,371	$1,263	8.6%	$1,517	$1,370	10.7%

S-14

CENTERSPACE
PORTFOLIO SUMMARY(1)

	Three Months Ended
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Number of Apartment Homes at Period End
Same-Store	11,330	11,319	11,319	10,672	10,676
Non-Same-Store	3,734	3,519	3,519	3,769	3,599
All Communities	15,064	14,838	14,838	14,441	14,275

Average Monthly Rental Rate(2)
Same-Store	$1,411	$1,366	$1,339	$1,314	$1,279
Non-Same-Store	1,286	1,245	1,218	1,225	1,506
All Communities	$1,381	$1,337	$1,292	$1,291	$1,293

Average Monthly Revenue per Occupied Apartment Home(3)
Same-Store	$1,565	$1,518	$1,471	$1,463	$1,392
Non-Same-Store	1,417	1,329	1,271	1,306	1,606
All Communities	$1,530	$1,473	$1,424	$1,423	$1,397

Weighted Average Occupancy(4)
Same-Store	94.5%	94.8%	93.9%	93.4%	94.3%
Non-Same-Store	94.6%	95.0%	94.5%	94.7%	95.1%
All Communities	94.5%	94.8%	94.0%	93.7%	94.4%

Operating Expenses as a % of Scheduled Rent
Same-Store	42.5%	40.3%	41.0%	39.5%	41.8%
Non-Same-Store	48.7%	47.1%	50.6%	44.1%	39.9%
All Communities	43.9%	41.8%	43.0%	40.6%	41.6%

Capital Expenditures
Total Capital Expenditures per Apartment Home – Same-Store	$465	$196	$145	$369	$255

(1)Previously reported amounts are not revised for changes in the composition of the same-store properties pool.
(2)Average monthly rental rate is scheduled rent divided by the total number of apartment homes. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
(3)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.
(4)Weighted average occupancy is the percentage resulting from dividing actual rental revenue by scheduled rent. The company believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs.

S-15

CENTERSPACE
CAPITAL EXPENDITURES
($ in thousands, except per home amounts)

	Three Months Ended		Nine Months Ended
Same Store Capital Expenditures	9/30/2022	9/30/2021	9/30/2022	9/30/2021
Total Same-Store Apartment Homes	11,330	11,330	11,330	11,330

Building - Exterior	$1,443	$1,251	$2,042	$2,151
Building - Interior	214	205	250	348
Mechanical, Electrical, & Plumbing	1,178	155	2,038	572
Furniture & Equipment	120	(4)	312	103
Landscaping & Grounds	765	211	989	365
Turnover	1,544	991	3,490	2,377
Capital Expenditures - Same-Store	$5,264	$2,809	$9,121	$5,916
Capital Expenditures per Apartment Home - Same-Store	$465	$248	$805	$522

Value Add	$10,536	$6,837	$22,336	$14,017
Total Capital Spend - Same-Store	$15,800	$9,646	$31,457	$19,933
Total Capital Spend per Apartment Home - Same-Store	$1,395	$851	$2,776	$1,759

	Three Months Ended		Nine Months Ended
Capital Expenditures - All Properties	9/30/2022	9/30/2021	9/30/2022	9/30/2021
All Properties - Weighted Average Apartment Homes	14,981	12,472	14,882	11,874

Capital Expenditures	$6,835	$2,826	$11,175	$6,174
Capital Expenditures per Apartment Home	$456	$227	$751	$520

Value Add	10,752	6,837	22,610	14,024
Acquisition Capital	2,740	265	5,727	1,225
Total Capital Spend	20,327	9,928	39,512	21,423
Total Capital Spend per Apartment Home	$1,357	$796	$2,655	$1,804

	Three Months Ended		Nine Months Ended
Value Add Capital Expenditures	9/30/2022	9/30/2021	9/30/2022	9/30/2021
Interior - Units
Same-Store	$7,564	$4,574	$14,520	$9,380
Non-Same-Store	80	—	79	1
Total Interior Units	$7,644	$4,574	$14,599	$9,381

Common Areas and Exteriors
Same-Store	$2,972	$2,263	$7,816	$4,637
Non-Same-Store	136	—	195	6
Total Common Areas and Exteriors	$3,108	$2,263	$8,011	$4,643

Total Value-Add Capital Expenditures
Same-Store	$10,536	$6,837	$22,336	$14,017
Non-Same-Store	216	—	274	7
Total Portfolio Value-Add	$10,752	$6,837	$22,610	$14,024

S-16

CENTERSPACE
2022 Financial Outlook
(in thousands, except per share and per home amounts)
Centerspace revised its outlook for 2022 in the table below.

	Nine Months Ended	2022 Previous Outlook Range		2022 Revised Outlook Range
	September 30, 2022	Low	High	Low	High
	YTD Actual	Amount	Amount	Amount	Amount
Same-store growth
Revenue	$146,010	9.00%	10.50%	9.75%	10.25%
Controllable expenses	38,200	10.00%	11.50%	13.50%	14.50%
Non-controllable expenses	21,105	3.00%	3.50%	3.00%	3.50%
Total Expenses	$59,305	7.50%	8.50%	9.50%	10.00%
Same-store NOI	$86,705	10.00%	12.00%	9.75%	10.75%

Components of NOI
Same-store NOI	$86,705	$118,200	$119,800	$117,900	$118,800
Non-same-store NOI (1)	20,758	29,200	29,700	27,800	27,900
Other Commercial NOI	1,990	2,200	2,300	2,300	2,400
Other Sold NOI	$(3)	$—	$—	$—	$—
Total NOI	$109,450	$149,600	$151,800	$148,000	$149,100

Accretion (dilution) from investments and capital market activity, excluding impact from change in share count	$—	—	—	(350)	(300)
Interest expense	$(23,147)	(32,200)	(31,800)	(31,700)	(31,600)
Dividends to preferred shareholders	$(4,821)	(6,400)	(6,400)	(6,400)	(6,400)
Gain (loss) on sale of real estate and other investments	$27	—	—	—	—

Recurring income and expenses
Interest and other income	$996	$1,380	$1,550	$1,180	$1,300
General and administrative and property management	(21,777)	(28,900)	(28,600)	(28,150)	(27,950)
Casualty losses	(1,256)	(1,800)	(1,700)	(1,700)	(1,600)
Non-real estate depreciation and amortization	(296)	(375)	(325)	(375)	(325)
Non-controlling interest	(46)	(110)	(100)	(110)	(100)
Total recurring income and expenses	$(22,379)	$(29,805)	$(29,175)	$(29,155)	$(28,675)
FFO	$59,130	$81,195	$84,425	$80,395	$82,125

Non-core income and expenses
Non-cash casualty (gain) loss	$234	$500	$400	$400	$300
Technology implementation costs	784	1,000	900	1,100	1,000
Interest rate swap termination, amortization, and mark-to-market	(204)	(100)	(100)	(100)	(100)
Amortization of assumed debt	(347)	—	—	—	—
Pursuit costs	1,165	1,100	1,100	1,100	1,200
Other miscellaneous items	118	(100)	—	(300)	(350)
Total non-core income and expenses	$1,750	$2,400	$2,300	$2,200	$2,050
Core FFO	$60,880	$83,595	$86,725	$82,595	$84,175

EPS - Diluted	$(1.11)	$(0.31)	$(0.14)	$(0.50)	$(0.41)
FFO per diluted share	$3.16	$4.32	$4.49	$4.30	$4.39
Core FFO per diluted share	$3.25	$4.45	$4.61	$4.42	$4.50
Weighted average shares outstanding - diluted	18,722	18,800	18,800	18,700	18,700

Additional Assumptions
Same-store capital expenditures (per home)	$805	$950	1,000	$950	1,000
Value-add expenditures	$22,610	$26,000	$29,000	$26,000	$29,000

S-17

Reconciliation of Net Income (Loss) Available to Common Shareholders to FFO and Core FFO
The following table presents reconciliations of Net income (loss) available to common shareholders to FFO and Core FFO, which are non-GAAP financial measures described in greater detail under “Non-GAAP Financial Measures and Reconciliations.” They should not be considered as alternatives to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO and Core FFO also do not represent cash generated from operating activities in accordance with GAAP, nor are they indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. The outlook and projections provided below are based on current expectations and are forward-looking.

		Previous Outlook		Revised Outlook
	Nine Months Ended	12 Months Ended		12 Months Ended
	September 30, 2022	December 31, 2022		December 31, 2022
	Actual	Low	High	Low	High
Net income (loss) available to common shareholders	$(16,924)	$2,002	$5,172	$(1,506)	$164
Noncontrolling interests - Operating Partnership and Series E preferred units	(3,546)	(7,885)	(7,885)	(7,885)	(7,885)
Depreciation and amortization	79,489	86,923	86,923	89,631	89,631
Less depreciation - non real estate	(296)	(375)	(325)	(375)	(325)
Less depreciation - partially owned entities	(46)	(110)	(100)	(110)	(100)
(Gain) loss on sale of real estate	(27)	—	—	—	—
Dividends to preferred unitholders	480	640	640	640	640
FFO applicable to common shares and Units	$59,130	$81,195	$84,425	$80,395	$82,125

Adjustments to Core FFO:
Non-cash casualty (gain) loss	234	500	400	400	300
Technology implementation costs	784	1,000	900	1,100	1,000
Interest rate swap termination, amortization, and mark-to-market	(204)	(100)	(100)	(100)	(100)
Amortization of assumed debt	(347)	—	—	—	—
Pursuit costs	1,165	1,100	1,100	1,100	1,200
Other miscellaneous items	118	(100)	—	(300)	(350)
Core FFO applicable to common shares and Units	$60,880	$83,595	$86,725	$82,595	$84,175

Net income per share - diluted	$(1.11)	$(0.31)	$(0.14)	$(0.50)	$(0.41)
FFO per share - diluted	$3.16	$4.32	$4.49	$4.30	$4.39
Core FFO per share - diluted	$3.25	$4.45	$4.61	$4.42	$4.50
Reconciliation of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by depreciation, amortization, financing, property management overhead, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

		Previous Outlook		Revised Outlook
	Nine Months Ended	12 Months Ended		12 Months Ended
	September 30, 2022	December 31, 2022		December 31, 2022
	Actual	Low	High	Low	High
Operating income (loss)	$6,955	$31,977	$34,577	$28,519	$29,919
Adjustments:
General and administrative and property management expenses	21,777	28,900	28,600	28,150	27,950
Casualty loss	1,256	1,800	1,700	1,700	1,600
Depreciation and amortization	79,489	86,923	86,923	89,631	89,631
(Gain) loss on sale of real estate and other investments	(27)	—	—	—	—
Net operating income	$109,450	$149,600	$151,800	$148,000	$149,100

S-18